================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2006

                                  ANAREN, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            New York                      000-6620               16-0928561
 --------------------------------      -------------         -------------------
 (State or Other Jurisdiction of        (Commission           (I.R.S. Employer
         Incorporation)                 File Number)         Identification No.)

      6635 Kirkville Road, East Syracuse, New York                  13057
      --------------------------------------------                ----------
        (Address of Principal Executive Offices)                  (Zip code)

                                 (315) 432-8909
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

================================================================================

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On October 26, 2006, Anaren, Inc. issued an earnings release announcing its financial results for first quarter ended September 30, 2006. A copy of the earnings release is attached as Exhibit 99.1.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

       (d)  Exhibits.

            99.1    Press Release of Anaren, Inc. dated October 26, 2006

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ANAREN, INC.


Date:  October 26, 2006                             By:  /s/ Lawrence A. Sala
                                                         -----------------------
                                                         Lawrence A. Sala
                                                         President and
                                                         Chief Executive Officer